INVENTORY (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
INVENTORY
Raw materials	$ 1,792	$ 1,590
Finished goods	4,734	292
Total current inventories	6,526	1,882
Inventories recognized as part of cost of revenues	5,200	900
Inventories, at net realisable value	$ 400	$ 100